UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Wealthfront Corporation

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2026 Notice of Annual Meeting of Stockholders and Proxy Statement

Wealthfront

Letter from Our
Chief Legal Officer

Dear Stockholders:
We invite you to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Wealthfront Corporation, a Delaware corporation, which will be held virtually on Tuesday, June 23, 2026 at 2:00 p.m. Pacific Time. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/WLTH2026, where you will be able to listen to the meeting live and vote your shares online during the meeting, just as you would at an in-person meeting. We believe that a virtual stockholder meeting makes it easier for stockholders to attend and participate fully and equally in the Annual Meeting. We will hold the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement (the “Proxy Statement”):
1.    To elect David Fortunato and Andrew S. Rachleff, the nominees for Class I directors, to serve until our 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification, retirement, or removal; and
2.    To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2027.
We will also consider any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof. At this time, we are not aware of any other matters to be submitted for consideration at the Annual Meeting.
Our board of directors has fixed the close of business on April 27, 2026 as the record date for the Annual Meeting. Only stockholders of record on April 27, 2026 are entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available upon request for examination by any stockholder, during ordinary business hours at our headquarters, for any purpose relating to the Annual Meeting, for a period of ten (10) days ending the day before the Annual Meeting date. Further information regarding voting rights, the matters to be voted upon and instructions to attend the Annual Meeting is presented in the Proxy Statement.
The Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended January 31, 2026 (the “Annual Report”) is first being mailed on or about May 11, 2026 to all stockholders entitled to vote at the Annual Meeting. You will be asked to enter the 16-digit control number located on your Notice of Internet Availability of Proxy Materials, your proxy card or the instructions that accompanied your proxy materials to attend the Annual Meeting.
Every stockholder vote is important. Whether or not you plan to attend the Annual Meeting, please cast your vote as soon as possible via internet, telephone or mail to ensure your shares will be represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether you attend the Annual Meeting. Returning the proxy does not affect your right to attend the Annual Meeting and to vote your shares at the Annual Meeting. For additional instructions on attending the Annual Meeting or voting your shares, please refer to the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting” in the Proxy Statement.
Thank you for your ongoing support and continued interest in Wealthfront.

By Order of the Board of Directors,
Lauren Lin
Chief Legal Officer, Chief Compliance Officer and Secretary

Important Notice Regarding Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and our Annual Report are available at www.proxyvote.com.

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Proxy Statement

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Proxy Statement
Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting. In this Proxy Statement, we refer to Wealthfront Corporation, a Delaware corporation, and, where appropriate, its subsidiaries, taken as a whole, as “Wealthfront," “we,” “us,” or “our.”
Information About Our 2026 Annual Meeting of Stockholders
Date and Time: Tuesday, June 23, 2026 at 2:00 p.m. Pacific Time.
Location: The Annual Meeting will be a completely virtual meeting. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/WLTH2026, where you will be able to listen to the meeting live and vote your shares online during the meeting.
Record Date: April 27, 2026. Holders of our common stock as of the close of business on the Record Date may vote at the Annual Meeting.
Voting Matters and Board of Directors Recommendations:

	Proposals	Board of Directors Recommendation	Page Numbers for Additional Information
1	Election of Class I Directors	FOR ALL	21
2	Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	23

We will also transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Governance and Board of Directors Highlights
We are committed to sound corporate governance, which strengthens the accountability of our board of directors and promotes the long-term interests of our stockholders. The list below highlights some of our corporate governance practices, as discussed further in this Proxy Statement.
•All of our directors are independent other than our Chief Executive Officer.
•Our board of directors has a Lead Independent Director, who has well-defined rights and responsibilities, and is separate from the Chairperson of the board of directors.
•All committees of the board of directors are 100% composed of independent directors.
•We have comprehensive risk oversight practices, including for cybersecurity, information technology, financial, enterprise and compensation matters, as well as other critical evolving areas.
•Independent directors conduct regular executive sessions.
•Directors have full access to our officers and key employees and maintain open communication channels and strong working relationships among themselves.
•We require annual self-evaluations of the board of directors and committees of the board of directors.

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Executive Compensation Highlights
Our executive compensation program is designed to focus our executives on the long-term performance of the Company. The list below highlights certain aspects of our executive compensation program, as discussed further in this Proxy Statement.
•We offer a competitive base salary and equity awards that vest over a multi-year period as the primary pay-for-performance vehicles for our executive officers.
•Our independent compensation consultant advises on executive compensation matters.
•Compensation-related risks and exposures are mitigated by strong oversight by the compensation committee of our board of directors.

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Board of Directors and Corporate Governance

Wealthfront is strongly committed to sound corporate governance practices. These practices provide an important framework within which our board of directors and management can pursue our strategic objectives with a view to enhancing long-term value for our stockholders.
The following table includes information regarding the Class I director nominees for election at the Annual Meeting and our other directors who will continue in office after the Annual Meeting, including their age, independence, position and the date since which they have served on the board of directors, each as of April 27, 2026.

Name	Age	Independent	Position	Class	Director Since
David Fortunato	40		Chief Executive Officer, President, and Director	Class I	March 2021
Andrew S. Rachleff	67	✔	Co-Founder, Chairman, and Director	Class I	February 2007
Kenneth A. Goldman(1)	76	✔	Director	Class II	April 2021
Jason Kilar(2)(3)	55	✔	Director	Class II	October 2017
Michelangelo Volpi(1)(2)(4)	59	✔	Director	Class II	October 2013
Jaleh Bisharat(2)(3)	67	✔	Director	Class III	March 2021
Michael Schmidt(1)(3)	40	✔	Director	Class III	September 2025
Michelle Wilson(1)(3)	63	✔	Director	Class III	April 2025

(1)    Member of the audit committee of the board of directors.
(2)    Member of the compensation committee of the board of directors.

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(3)    Member of the nominating and corporate governance committee of the board of directors.
(4)    Lead Independent Director.

Class I Director Nominees for Election at the Annual Meeting

David Fortunato
Age: 40 Director Since: March 2021
David Fortunato has served as our Chief Executive Officer and a member of our board of directors since March 2021 and as our President since July 2019. Mr. Fortunato previously served as our Chief Technology Officer from November 2009 to September 2019. Prior to joining Wealthfront, Mr. Fortunato was a software developer at Ning Inc., a social media network platform, from June 2008 to November 2009. Mr. Fortunato earned a B.S. in Computer Science and Economics from Amherst College.
We believe Mr. Fortunato is qualified to serve as a member of our board of directors due to the perspective and experience he brings as our Chief Executive Officer and President.

Andrew S. Rachleff	INDEPENDENT
Age: 67 Director Since: February 2007
Andrew S. Rachleff is a Co-Founder of Wealthfront and has served as a member of our board of directors since February 2007 and as Chairman since January 2014. Mr. Rachleff served as our Chief Executive Officer and President from February 2007 to December 2013, and as our Chief Executive Officer from November 2016 to March 2021. He has served as a lecturer at Stanford University Graduate School of Business since January 2005, and served as General Partner at Benchmark Capital, LLC, a venture capital firm, from January 1995 to December 2004. Mr. Rachleff has a B.S. from the University of Pennsylvania and an M.B.A. from Stanford University.
We believe Mr. Rachleff is qualified to serve as a member of our board of directors due to the perspective and experience he brings as our Co-Founder and former Chief Executive Officer and President, as well as his extensive experience in the technology and financial industry.
Class II Directors Continuing in Office Until the 2027 Annual Meeting of Stockholders

Kenneth A. Goldman	INDEPENDENT
Age: 76 Director Since: April 2021
Kenneth A. Goldman has served as a member of our board of directors since April 2021. He previously served as President of Hillspire, LLC, an investment company, from September 2017 to October 2022, Chief Financial Officer at Yahoo! Inc., a media technology company, from October 2012 to June 2017, and Senior Vice President and Chief Financial Officer at Fortinet, Inc., a cybersecurity company, from September 2007 to October 2012. Mr. Goldman has been serving as a member of the PCAOB, Investor Advisory Group since he joined in February 2024. From January 2015 to December 2017, Mr. Goldman served as a member of the PCAOB, Standing Advisory Group. From December 1999 to December 2003, Mr. Goldman served on the Financial Accounting Standards Board’s primary advisory group. Mr. Goldman has served on the board of directors of Fortinet, Inc. since October 2020, RingCentral, Inc., a cloud-based business

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communications provider, since June 2017, C3.ai, Inc., an enterprise AI application software company, since May 2025, and Kodiak AI, Inc., an autonomous trucking company, since May 2025. He was previously a director of TriNet Group, Inc., a human resources management company, from August 2009 to August 2020, GoPro, Inc., an action camera technology company, from December 2013 to June 2025, Zuora, Inc., an enterprise software company, from March 2017 to February 2025, and NXP Semiconductors N.V., a semiconductor company, from August 2010 to June 2022, among others. Mr. Goldman earned a B.S. in Electrical and Electronics Engineering from Cornell University and an M.B.A. from Harvard Business School.
We believe Mr. Goldman is qualified to serve as a member of our board of directors due to his financial expertise and extensive experience serving as an executive and a director at technology companies.

Jason Kilar	INDEPENDENT
Age: 55 Director Since: October 2017
Jason Kilar has served as a member of our board of directors since October 2017. Mr. Kilar co-founded and has served as Chief Executive Officer of Hubcap, Inc., a digital media company, since April 2023. He also served as Chief Executive Officer of Warner Media, LLC, a multinational media and entertainment company, from May 2020 to April 2022, co-founded and served as the Chief Executive Officer of Vessel Group, Inc., a commercial video service provider, from 2013 until 2017, and served as the founding Chief Executive Officer of Hulu, LLC, a digital streaming service provider, from 2007 until 2013. He also served in a variety of senior leadership roles with Amazon.com, Inc., a multinational technology company, from 1997 until 2006, including as Senior Vice President, Worldwide Application Software, and Vice President and General Manager of Amazon’s North American media businesses. Since September 2023, Mr. Kilar has served on the board of directors of Roblox Corporation, an online gaming platform, where he is a member of the Audit and the Leadership Development & Compensation Committees. He was previously a director of DreamWorks Animation SKG, Inc., an animation studio, from May 2013 to August 2016, Habitat for Humanity International, a non-profit organization, Opendoor Technologies, Inc., an online real estate company, from December 2020 to June 2024, and Univision Communications Inc., a broadcasting services company, among others. Mr. Kilar earned his B.A. in Journalism and Business Administration from the University of North Carolina at Chapel Hill and an M.B.A. from Harvard Business School.
We believe that Mr. Kilar is qualified to serve as a member of our board of directors due to his extensive experience with technology, high-growth, consumer and digital companies.

Michelangelo Volpi	INDEPENDENT
Age: 59 Director Since: October 2013
Michelangelo Volpi has served as a member of our board of directors since October 2013. Mr. Volpi has served as Partner at Index Ventures, a venture capital firm, since July 2009 and as the General Partner at Hanabi Capital, a venture capital firm, since January 2025. Mr. Volpi has served on the boards of directors of Confluent, Inc., a data infrastructure company, since April 2015, Aurora Innovation, Inc., a self-driving technology company, since January 2018, and Ferrari N.V., a luxury automotive company, since April 2023. Mr. Volpi is also currently serving on the boards of Cockroach Labs, Inc., a cloud infrastructure company, since March 2016, Cohere Inc., a security-first enterprise artificial intelligence company, since June 2021, Hebbia, Inc., an artificial intelligence company, since June 2022, Kong Inc., a software company, since June 2013, Scale AI, Inc., an artificial intelligence company, since May 2025, and Stanford Hospital Private Corporation since September 2024, among others. He was previously a director of Elastic N.V., a search and data analysis company, from March 2013 to July 2022, Zuora, Inc., an enterprise software company, from September 2011 to June 2020, Sonos, Inc., a consumer electronics company, from February 2010 to April 2025, Stellantis N.V. (f/k/a Fiat Chrysler

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Automobiles N.V.), an automotive company, from April 2017 to January 2021, Tishman Speyer Innovation Corp. II, a publicly traded special purpose acquisition company, from February 2021 to December 2022, and TS Innovation Acquisitions Corp., a publicly traded special purpose acquisition company, from October 2020 to June 2021, among others. Mr. Volpi held several executive positions prior to Index and Hanabi Capital, including Chief Strategy Officer and SVP/GM of the routing business at Cisco Systems, Inc., a technology company. Mr. Volpi earned a B.S. in Mechanical Engineering and an M.S. in Manufacturing Systems Engineering from Stanford University and an M.B.A. from Stanford Graduate School of Business.
We believe Mr. Volpi is qualified to serve as a member of our board of directors due to his extensive experience in senior leadership positions at technology, investment, and other companies.
Class III Directors Continuing in Office Until the 2028 Annual Meeting of Stockholders

Jaleh Bisharat	INDEPENDENT
Age: 67 Director Since: March 2021
Jaleh Bisharat has served as a member of our board of directors since March 2021. Ms. Bisharat co-founded Novi Connect, Inc., a technology platform for values-based shopping, and has served on its board of directors since December 2019. Previously, Ms. Bisharat served as co-founder and Chief Executive Officer of NakedPoppy, Inc., a clean beauty company, from September 2017 to December 2023, and Chief Marketing Officer at Eventbrite, Inc., a live events marketplace, from July 2015 to October 2016. Prior to Eventbrite, Ms. Bisharat served as Senior Vice President of Marketing at Upwork, Inc., an online work marketplace, from September 2011 to April 2015 and as fractional Vice President of Marketing at OpenTable, Inc., an online restaurant reservation company, from February 2001 to June 2007. Ms. Bisharat previously served on the board of directors of Skillshare, Inc., an online learning community, from December 2020 to August 2025. She was also previously a director at OpenTable from 2001 to 2006, and at Homestead Technologies Inc., a website and webstore company, from 1999 to 2004. Ms. Bisharat earned a B.A. in Government from Harvard University and M.B.A. from Harvard Business School.
We believe Ms. Bisharat is qualified to serve as a member of our board of directors due to her extensive executive and marketing experience with consumer technology companies.

Michael Schmidt	INDEPENDENT
Age: 40 Director Since: September 2025
Michael Schmidt has served as a member of our board of directors since September 2025. Mr. Schmidt has served as a Distinguished Visitor at Princeton University’s Griswold Center for Economic Policy Studies since July 2025. Previously, he served as director of the CHIPS Program Office at the U.S. Department of Commerce from September 2022 to January 2025, as senior advisor at the U.S. Department of the Treasury from May 2021 to September 2022, as commissioner of the New York State Department of Taxation and Finance from January 2019 to April 2021, as senior economic advisor to the Governor of the State of New York from April 2018 to January 2019, and as Deputy Secretary for Economic Development of the State of New York from April 2017 to April 2018. Earlier in his career, Mr. Schmidt held roles in the Office of Domestic Finance at the U.S. Department of the Treasury and as a financial analyst at the Yale Investments Office. Mr. Schmidt earned a B.A. in History from Yale University and a J.D. from Yale Law School.
We believe that Mr. Schmidt is qualified to serve as a member of our board of directors due to his extensive leadership and government experience and his industry expertise.

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Michelle Wilson	INDEPENDENT
Age: 63 Director Since: April 2025
Michelle Wilson has served as a member of our board of directors since April 2025. Ms. Wilson has served on the board of directors of Cockroach Labs, Inc., a cloud infrastructure company, since July 2022. She was previously a director of Okta, Inc., an identity and access management company, from 2015 to June 2022, Zendesk, Inc., a software development company, from 2014 to July 2022, Pinterest, Inc., a visual discovery engine, from May 2016 to May 2021, and Stripe, Inc., a financial services and software company, from September 2018 to May 2020. From 1999 to 2012, Ms. Wilson held various roles at Amazon.com, Inc., including most recently as Senior Vice President and General Counsel. Previously, Ms. Wilson served as a partner at Perkins Coie LLP, a law firm, from 1995 to 1999. Ms. Wilson earned a B.A. in Business Administration from the University of Washington and a J.D. from the University of Chicago.
We believe Ms. Wilson is qualified to serve as a member of our board of directors due to her significant experience as an executive and board member in the technology industry, as well as her deep expertise and experience in legal, compliance, and human resources matters.
Director Independence
Our common stock is listed on The Nasdaq Stock Market LLC (“Nasdaq”). The listing rules of Nasdaq (the “Listing Rules”) generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the Listing Rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Further, compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Listing Rules and must not have a relationship with us that is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member.
Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.
Our board of directors currently consists of eight directors. Our board of directors conducts an annual review of the independence of our directors. Based on information provided by each director concerning their background, employment and affiliations, our board of directors has determined that each director other than David Fortunato is an “independent director” as defined under the Listing Rules and the applicable rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”). Mr. Fortunato is not considered independent by virtue of his position as an employee of the Company. In making these determinations, our board of directors reviewed and discussed information provided by the directors and by us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our common stock by each non-employee director and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”
Our board of directors has also determined that all members of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee satisfy the relevant SEC and Nasdaq independence requirements for service on such committees.

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Board Structure
Classified Board of Directors
In accordance with our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), our board of directors is divided into three classes with staggered three-year terms. At each annual general meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are divided among the three classes as follows:
•the Class I directors are David Fortunato and Andrew S. Rachleff, and their terms will expire at the Annual Meeting;
•the Class II directors are Kenneth A. Goldman, Jason Kilar, and Michelangelo Volpi, and their terms will expire at the annual meeting of stockholders to be held in 2027; and
•the Class III directors are Jaleh Bisharat, Michael Schmidt, and Michelle Wilson, and their terms will expire at the annual meeting of stockholders to be held in 2028.
We expect that any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.
Role of Our Lead Independent Director
Our nominating and corporate governance committee periodically considers the leadership structure of our board of directors and makes such recommendations to our board of directors as our nominating and corporate governance committee deems appropriate. Our board of directors believes it is important to have flexibility in selecting the Chairperson of the board of directors (“Chairperson”) and our board leadership structure. Accordingly, our Corporate Governance Guidelines do not require that the Chairperson and our Chief Executive Officer be different individuals. In making leadership structure determinations, the board of directors may choose its Chairperson in any way that the board of directors considers to be in the Company’s best interests.
Currently, the positions of Chairperson and Chief Executive Officer are held by two different individuals. Mr. Rachleff serves as our Chairperson and Mr. Fortunato serves as our Chief Executive Officer. The board of directors believes that this structure allows our Chief Executive Officer to focus on our day-to-day business while our Chairperson leads the board of directors in its fundamental role of providing advice to, and oversight of, management. We believe Mr. Rachleff is especially qualified for the role of Chairperson based on his role as our Co-Founder and former Chief Executive Officer and President, as well as his extensive experience in the technology and financial industry. Further, our board of directors believes the separation of positions enhances the accountability of the Chief Executive Officer to the board of directors.
Our Corporate Governance Guidelines provide that if the Chairperson is our Chief Executive Officer or was previously our Chief Executive Officer, the board of directors, by a majority vote of the independent directors, will designate a Lead Independent Director (the “Lead Independent Director”). Since September 26, 2025, Mr. Volpi has served as our Lead Independent Director. In connection with Mr. Volpi’s appointment as the Lead Independent Director, our board of directors considered his demonstrated leadership during his tenure as a member of the board of directors and his extensive experience in senior leadership positions at technology, investment, and other companies.
As our Lead Independent Director, Mr. Volpi’s responsibilities include, among other things:
•calling separate meetings of the independent directors as necessary or appropriate;
•facilitating discussion and open dialogue among the independent directors during meetings of the board of directors, including executive sessions, and outside of meetings of the board of directors;
•communicating to the Chairperson and management, as appropriate, any decisions reached, suggestions, views or concerns expressed by the independent directors in executive sessions or outside of meetings of the board of directors;

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•providing the Chairperson with feedback and counsel, as appropriate, concerning the Chairperson’s interactions with the board of directors;
•coordinating with the Chairperson to set the agenda for meetings of the board of directors, taking into account any input received from other independent directors;
•providing the Chairperson and management with feedback, as appropriate, on board of directors and committee meeting schedules and the appropriateness, including the quality and quantity, and timeliness of information provided to the board of directors;
•recommending the retention of advisors and consultants who report directly to the board of directors when appropriate;
•providing leadership to the board of directors if circumstances arise in which the role of the Chairperson may be, or may be perceived to be, in conflict; and
•if appropriate, and in coordination with management, being available for consultation and direct communication with significant stockholders.
Our board of directors believes that the responsibilities assigned to Mr. Volpi as our Lead Independent Director help ensure a dedicated, independent, and active board of directors. Moreover, our board of directors believes that the current leadership structure creates an appropriate balance, enabling strong leadership while effectively maintaining the board of directors’ independence and oversight of management. Mr. Fortunato does not participate in sessions of independent directors, and independent directors meet regularly in executive sessions without management present.
Board of Directors and Committee Meetings and Attendance
Our board of directors and its committees meet regularly throughout the year and also hold special meetings from time to time. During the fiscal year ended January 31, 2026 (“Fiscal Year 2026"), our board of directors met five times, the audit committee met two times, and the compensation committee met one time. Our nominating and corporate governance committee, which was established on September 26, 2025, did not meet during Fiscal Year 2026 and held its first meeting in February 2026. Our board of directors and its committees also act regularly by unanimous written consent.

During Fiscal Year 2026, each member of our board of directors attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which they were a director and (ii) the total number of meetings held by all committees of our board of directors on which they served during the periods that they served.
Executive Sessions
The independent directors regularly meet in executive sessions without management to promote open and honest discussion. Our Chairperson, Mr. Rachleff, is the presiding director at these meetings.
Committees of Our Board of Directors
Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee. The composition and responsibilities of each committee are described below. Each of these committees has a written charter approved by our board of directors that satisfies the applicable rules and regulations of the SEC and the Listing Rules. Copies of the charters for each committee are available on the investor relations page on our website (ir.wealthfront.com). Members serve on these committees until their resignations or until otherwise determined by our board of directors.
Audit Committee
Our audit committee consists of Kenneth A. Goldman, Michael Schmidt, Michelangelo Volpi, and Michelle Wilson. Mr. Goldman is the chair of our audit committee. The members of our audit committee meet the independence requirements under the Listing Rules and Rule 10A-3 of the Exchange Act. Each member of the audit committee is financially literate. In addition, our board of directors has determined that Mr. Goldman is an “audit committee financial expert” within the meaning of the SEC rules. This designation does not, however, impose on him any supplemental duties,

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obligations, or liabilities beyond those that are generally applicable to the other members of our audit committee and our board of directors. The audit committee is directly responsible for, among other things:
•selecting a firm to serve as our independent registered public accounting firm to audit our consolidated financial statements;
•ensuring the independence of the independent registered public accounting firm;
•discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;
•establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
•considering the adequacy of our internal controls and internal audit function;
•conferring with management about significant financial, strategic, operational and compliance risks, our procedures and policies for risk assessment and risk management, and the steps management has taken to control these risks;
•reviewing related party transactions that are material or otherwise implicate disclosure requirements; and
•approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.
Compensation Committee
Our compensation committee consists of Michelangelo Volpi, Jaleh Bisharat, and Jason Kilar. Mr. Volpi is the chair of our compensation committee. Each member of the compensation committee is a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act, and meets the requirements for independence under the Listing Rules and Rule 10C-1 of the Exchange Act. The compensation committee is responsible for, among other things:
•reviewing and approving, or recommending that our board of directors approve, the compensation of our executive officers;
•reviewing and recommending to our board of directors to approve the compensation of our non-employee directors;
•reviewing and approving, or recommending that our board of directors approve, the terms of any compensatory agreements with our executive officers;
•overseeing our stock and equity incentive plans;
•reviewing and approving, or making recommendations to our board of directors with respect to, incentive compensation and equity plans; and
•reviewing our overall compensation strategy.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Michelle Wilson, Jaleh Bisharat, Michael Schmidt, and Jason Kilar. Ms. Wilson is the Chairperson of our nominating and corporate governance committee. The composition of our nominating and corporate governance committee meets the requirements for independence under the Listing Rules. The nominating and corporate governance committee is responsible for, among other things:
•identifying and recommending candidates for membership on our board of directors;
•making recommendations to the board regarding the size, structure and composition of the board and board committees;
•reviewing and recommending to our board of directors any changes to our corporate governance guidelines;

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•overseeing the process of evaluating the performance of our board of directors; and
•advising our board of directors on corporate governance matters.
Compensation Committee Interlocks and Insider Participation
None of the members of the compensation committee is currently, or has been at any time, one of our officers or employees. None of our executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any other entity that has one or more executive officers who served on our board or compensation committee during Fiscal Year 2026.
Director Qualifications
With the goal of developing an experienced and highly qualified board of directors, the nominating and corporate governance committee is responsible for recommending qualified candidates to our board of directors. Our nominating and corporate governance committee has primary responsibility for determining and recommending the qualifications as to who can sit on our board of directors and is tasked with identifying individuals who meet those qualifications and periodically reviewing our board of directors’ structure.
As described in our Corporate Governance Guidelines, nominees for director will be selected based on criteria determined by the board of directors in consultation with the nominating and corporate governance committee, which may include such criteria as independence, integrity, financial skills and other expertise, breadth of experience, knowledge about our business and industry, willingness and ability to devote adequate time and effort to our board of directors, ability to contribute to our board of directors’ overall effectiveness, and the needs of our board of directors and its committees.
Because the identification, evaluation, and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq listing requirements and the provisions of our Certificate of Incorporation, our Amended and Restated Bylaws (the “Bylaws”), our Corporate Governance Guidelines and the charters of the committees of our board of directors.
While we have no formal policy regarding board diversity for our board of directors as a whole or for individual members, the nominating and corporate governance committee will consider the size and breadth of our business and the need for director diversity, and will recommend to the board of directors candidates with the goal of developing an experienced, diverse and highly qualified board of directors. The nominating and corporate governance committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds, and other characteristics that are expected to contribute to our board of directors’ overall effectiveness.
The brief biographical descriptions of each director set forth above in the sections titled “—Class I Director Nominees for Election at the Annual Meeting,” “—Class II Directors Continuing in Office Until the 2027 Annual Meeting of Stockholders” and “—Class III Directors Continuing in Office Until the 2028 Annual Meeting of Stockholders” include a summary of the individual experience, qualifications, attributes, and skills of each of our directors that led to the conclusion that each director should serve as a member of our board of directors at this time.
Nomination to the Board of Directors
Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of the nominating and corporate governance committee in accordance with the committee’s charter, our Certificate of Incorporation, our Bylaws, our Corporate Governance Guidelines and the criteria approved by our board of directors regarding director candidate qualifications. In recommending candidates for nomination, the nominating and corporate governance committee considers candidates recommended by directors, officers, employees, stockholders, and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates, as appropriate. In addition, the nominating and corporate governance committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our board of directors is set forth in the section titled “Questions and Answers About the Proxy Materials

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and Our Annual Meeting—What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?”
Communication with Directors
Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or one or more individual members of our board of directors (including our Chairperson or Lead Independent Director, if any) may do so by sending written communications to our Corporate Secretary at corporatesecretary@wealthfront.com. All stockholder communications we receive that are addressed to our board of directors will be reviewed and compiled by our Corporate Secretary and provided to the applicable members of our board of directors as appropriate and in accordance with our internal policies. If the correspondence is not addressed to a particular director, such correspondence will be forwarded, depending on the subject matter, to the chairperson of the audit committee, compensation committee or nominating and corporate governance committee. Sales materials or other commercial messages; communications relating to an improper, irrelevant, or personal topic; messages that request general information about the Company and its products; and abusive, threatening or otherwise inappropriate materials and items unrelated to the duties and responsibilities of our board of directors will not be provided to our directors.
Board of Directors and Committee Self-Evaluations
Throughout the year, our board of directors discusses corporate governance practices with management and third-party advisors to ensure that the board of directors and its committees follow practices that are optimal for us and our stockholders. As required by our Corporate Governance Guidelines, our board of directors and each of the committees will perform annual self-evaluations to ensure that each is functioning effectively and adhering to its charter and to the Company’s policies. The nominating and corporate governance committee will oversee this evaluation process and report to the board of directors regarding the performance and effectiveness of the board of directors, each committee and each director.
Board Attendance at Annual Meeting of Stockholders
Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we invite and encourage, but do not require, each member of our board of directors to attend. We completed our initial public offering in December 2025 and did not have an annual meeting of stockholders in 2025.
Our Board of Directors’ Role in Risk Oversight
Risk assessment and oversight are an integral part of our governance and management processes. Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks we face. Throughout the year, senior management reviews these risks with our board of directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
Our board of directors does not have a standing risk management committee. Our board of directors administers this oversight function directly and through various standing committees that address risks in their respective areas of oversight. While our board of directors is responsible for monitoring and assessing strategic risk exposure, our audit committee, with management, is responsible for overseeing our major financial, strategic, operational and compliance risks and enterprise exposures and the steps management has taken to identify, assess, monitor, manage or mitigate such risks and exposures. The audit committee also approves any related party transactions. Our nominating and corporate governance committee makes recommendations to the board of directors regarding necessary or appropriate Company policies relating to corporate governance (and revisions to such policies), including the Corporate Governance Guidelines. Our compensation committee reviews with management our major compensation-related risk exposures, if any, and the steps management has taken to monitor or mitigate such exposures.
Personal Data Protection and Cybersecurity Risk Oversight
Protecting the confidentiality, integrity, and availability of our systems and data, including our core platform, client assets, and sensitive information, is extremely important to us. We rely on technology, including the internet and mobile services, to conduct much of our business and enable clients to conduct financial transactions on our platform, and we

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have developed and implemented a cybersecurity risk management program that is integrated into our broader enterprise risk management framework and is designed to help identify, assess, and manage cybersecurity risks. Our program includes a “Defense in Depth” architecture and continuous security operations, including 24/7 monitoring and detection using a Security Information and Event Management (SIEM) solution, vulnerability scanning, third-party penetration testing, and a managed bug bounty program, as well as business continuity and disaster recovery planning and tabletop exercises. We also maintain incident management policies and procedures and a cross-functional process involving Engineering leadership, Legal, and Compliance to evaluate the materiality of significant incidents in order to support timely disclosure if required, and we conduct cybersecurity reviews of vendors and certain other third parties with access to sensitive information.
While everyone at Wealthfront plays a role in managing cybersecurity risks, our audit committee is tasked with periodically reviewing our cybersecurity risk oversight and exposure with management. Our audit committee receives cybersecurity reporting from management on a regular basis, including quarterly briefings from our Head of Security in connection with regularly scheduled meetings of the audit committee, and additional updates as circumstances warrant. These briefings and updates are designed to provide the audit committee with visibility into, among other things, our cybersecurity compliance posture, results of resilience exercises, the performance of our vulnerability management programs, and summaries of significant incidents and related remediation efforts. For additional information relating to our cybersecurity risk management, strategy, and governance, please see the “Cybersecurity” disclosure in our Annual Report.
Oversight of Corporate Strategy
Our board of directors actively oversees management’s establishment and execution of corporate strategy, including major business and organizational initiatives, annual budget and long-term strategic plans, capital allocation priorities, potential corporate development opportunities and risk management. At its regularly scheduled meetings and throughout the year, our board of directors receives information and formal updates from our management and actively engages with the senior leadership team with respect to our corporate strategy. Our board of directors’ diverse skill set and experience enhance its ability to support management in the execution and evaluation of our corporate strategy.
Management Succession Planning
Our board of directors recognizes that one of its most important duties is its oversight of succession planning for our senior management positions, including our Chief Executive Officer. Our board of directors is tasked with periodically reviewing and updating our senior management succession plans to prepare for an orderly transition should we experience an unanticipated event such as the death, disability, or unexpected departure of a member of our management team.
The nominating and corporate governance committee is also responsible for periodically reviewing with the Chief Executive Officer and the Chairperson or Lead Independent Director the succession plans for senior management positions, reporting its findings and recommendations to the board of directors. If requested by the board of directors, the nominating and corporate governance committee will evaluate potential successors to executive officer positions and review strategies to accelerate the readiness of candidates identified for these positions, including an overall assessment of executive talent. The nominating and corporate governance committee is also responsible for reviewing other leadership and management processes upon request of the board of directors. The criteria used to assess potential candidates for our senior management positions, including our Chief Executive Officer, would include consideration of strategic vision, organizational and operational needs, competitive challenges, leadership and management potential and emergency situations.
Corporate Governance Guidelines
Our board of directors has adopted Corporate Governance Guidelines to reflect its strong commitment to sound corporate governance practices and to encourage effective policy and decision making at both the board and management levels, with a view to enhancing long-term value for our stockholders. The Corporate Governance Guidelines are intended to assist the board of directors in the exercise of its governance responsibilities and to help serve as a framework within which the board of directors may conduct its business.
Our Corporate Governance Guidelines address items such as board structure and composition, director responsibilities, board logistics, and other matters related to the governance of Wealthfront. Our nominating and corporate governance committee reviews the Corporate Governance Guidelines periodically and recommends any

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necessary or appropriate revisions to the board of directors. Our Corporate Governance Guidelines are available on the investor relations page on our website (ir.wealthfront.com).
Code of Business Conduct and Ethics
Our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, directors, and officers, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers, contractors, consultants, agents, and representatives. The full text of our Code of Business Conduct and Ethics is posted on the investor relations page of our website (ir.wealthfront.com). We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website or in filings under the Exchange Act, as required by law or Nasdaq listing standards.
Insider Trading Policy; Anti-hedging
We have adopted an Insider Trading Policy that applies to our employees (including temporary employees, part-time employees and interns), board members, consultants, and certain designated contractors, as well as to their “immediate family members” (as defined in the Insider Trading Policy), people sharing their households and anyone subject to their influence or control, as well as entities such as venture capital funds, partnerships, trusts and corporations which are associated or affiliated with our employees, board members, consultants, and designated contractors. This policy governs the purchase, sale and other disposition of our securities by these individuals and entities (referred to as “Insiders”) to promote compliance with insider trading laws, rules and regulations, as well as applicable stock exchange listing standards.
The Insider Trading Policy prohibits Insiders from engaging in hedging or monetization transactions involving our securities, such as zero cost collars and forward sale contracts, or contributing our securities to exchange funds in a manner that could be interpreted as hedging in our stock. It also prohibits Insiders from engaging in other types of transactions, including short sales, transactions involving options or other derivative securities on our stock (such as puts and calls, whether on an exchange or in any other market), pledging our securities as collateral in a margin account or as collateral for a loan unless the pledge has been approved by our Designated Compliance Officer (as defined in the Insider Trading Policy) and is conducted in accordance with all applicable Company policies or guidelines on pledging.
A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report.
Compensation Consultants
The compensation committee has the authority and right under its charter to retain, in its sole discretion and at our expense, compensation consultants, accountants, independent legal counsel, experts, search firms, and other advisors of its choice to assist the committee with its responsibilities.
Prior to our initial public offering, Semler Brossy Consulting Group LLC (“Semler”) was engaged by management as an independent outside compensation consultant with the approval of our board of directors, including all members of the compensation committee. Semler provided consulting services in Fiscal Year 2026 in connection with the initial public offering with respect to executive and director compensation, as requested by management under the oversight of our board of directors. Semler's services performed for us included assisting with developing our peer group composition, analyzing benchmarking data with respect to our executives’ overall individual compensation and providing information regarding current trends and developments in executive compensation, equity-based awards, severance agreements and employee stock purchase programs based on our peer group. All executive and director compensation services provided by Semler during Fiscal Year 2026 were conducted at the direction of management in consultation with and under the oversight of the board or compensation committee. During Fiscal Year 2026, Semler also provided compensation benchmarking data with respect to non-executive employees, although the majority of Semler's services related to executive and director compensation. The aggregate fees incurred with Semler in Fiscal Year 2026 were $174,355 for all work performed.
Neither Semler nor any of its affiliates maintain any other direct or indirect business relationships with us or any of our subsidiaries. The compensation committee evaluated whether any conflict of interest exists with respect to our engagement of Semler and the services performed by Semler and determined that no such conflict of interest exists.

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Policies and Practices Related to the Grant of Certain Equity Awards
Our equity awards are generally granted in connection with our yearly compensation cycle, our semiannual performance review cycle, and our equity compensation policies at scheduled meetings of our compensation committee or via unanimous written consent of our compensation committee. We may grant awards on a discretionary basis in connection with certain events such as the commencement of employment, promotion, or contributions to significant corporate initiatives. We also grant awards to employees who have reached established tenure thresholds in connection with annual employment anniversaries. At this time, we do not have plans to grant stock options but may later determine to do so. Our compensation committee does not grant equity awards in anticipation of the release of material non-public information. Similarly, we do not time the release of material non-public information based on equity award grant dates.
During Fiscal Year 2026, (i) none of our named executive officers were awarded stock options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material non-public information, and ending one business day after the filing or furnishing of such reports, and (ii) we did not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.
Compensation Recovery Policy
In September 2025, we adopted a Compensation Recovery Policy (the “Compensation Recovery Policy”). The Compensation Recovery Policy is in accordance with the final rules regarding recovery of erroneously awarded executive officer compensation in connection with an accounting restatement, as adopted by the SEC in October 2022, and consistent with the corresponding Nasdaq listing standards (together, the “Clawback Rules”). Pursuant to the Compensation Recovery Policy, and subject to certain limited exceptions in the Clawback Rules, in the event we are required to restate our financial statements, we are required to recoup erroneously awarded incentive-based compensation (as described in the Clawback Rules, including both cash and equity compensation) paid to any current or former executive officer (as described in the Clawback Rules) during the three completed fiscal years immediately prior to the date the accounting restatement was required and any transition period between the last day of our previous fiscal year end and the first day of our new fiscal year (provided that any such transition period that comprises a period of 9 to 12 months will be deemed a completed fiscal year). The amount recoverable is the amount of any incentive-based compensation received by the executive officer based on the financial statements prior to the restatement that exceeds the amount that such executive officer would have received had the incentive-based compensation been determined based on the financial restatement. A copy of our Compensation Recovery Policy was filed as Exhibit 97.1 to our Annual Report.

Non-Employee Director Compensation Arrangements
Our compensation committee, after considering the information, analysis and recommendation provided by Semler, including data regarding compensation paid to non-employee directors by companies in our compensation peer group, evaluates the appropriate level and form of compensation for non-employee members of our board of directors and recommends changes to our board of directors when appropriate. We do not pay management directors for service on our board of directors. Our current non-employee director compensation program is described below.
In connection with our initial public offering, we adopted a non-employee director compensation policy, pursuant to which our non-employee directors are eligible to receive cash compensation and equity awards for service on our board of directors and committees of the board of directors, as described below.
Cash Compensation. Each non-employee director is entitled to receive the following annual cash compensation, payable quarterly in arrears and prorated for partial quarters of service, provided the non-employee director has provided services for at least one month in the given quarter:
•General board service fee: $60,000.
•Chairperson fee (in addition to the general board service fee): $200,000.
•Committee chair service fee (in addition to the general board service fee):
oAudit committee chair: $25,000.
oCompensation committee chair: $20,000.

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oNominating and corporate governance committee chair: $15,000.
•Committee service fee (in addition to the general board service fee, but not in addition to the committee chair service fee):
oAudit committee: $10,000.
oCompensation committee: $7,500.
oNominating and corporate governance committee: $5,000.
Equity Compensation. On the date of each annual meeting of our stockholders commencing with the 2026 annual meeting, each non-employee director who has provided at least six months of service as a non-employee director as of such date, is then-serving, and will continue to serve, on our board of directors will automatically be granted an annual award of a number of restricted stock units (“RSUs”) determined by dividing (i) $225,000 by (ii) the average closing price of our common stock for the last completed full calendar month immediately prior to the month in which such annual meeting occurs, rounded down to the nearest whole share. The annual award will fully vest on the earliest to occur of (i) the date of the next annual meeting of our stockholders and (ii) the first anniversary of the grant date, in each case subject to the non-employee director’s continuous service through such date. All such equity awards will be granted under the 2025 Equity Incentive Plan (the “2025 Plan”).
Each non-employee director’s then-outstanding equity awards granted under the non-employee director compensation policy will become fully vested immediately prior to the closing of a change in control, subject to the non-employee director remaining in continuous service until such time.

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Director Compensation Table (Fiscal Year 2026)
The following table provides information for Fiscal Year 2026 regarding all compensation awarded to, earned by, or paid to each person who served as a director for some portion or all of Fiscal Year 2026, other than Mr. Fortunato, our Chief Executive Officer and President, who did not receive any additional compensation for his service as a director. Mr. Fortunato’s compensation as our Chief Executive Officer and President is set forth in the section titled “Executive Compensation” below.

Name	Fees earned or paid in cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
Andrew S. Rachleff	21,667	⸻	21,667
Jaleh Bisharat	6,042	⸻	6,042
Kenneth A. Goldman	7,083	⸻	7,083
Jason Kilar	6,042	⸻	6,042
Michael Schmidt	5,000	476,536	481,536
Michelangelo Volpi	⸻	⸻	⸻
Michelle Wilson	7,083	477,557	484,640
___________
(1)    The amount shown in this column reflects the annual cash retainer for such director’s service as a member of our board of directors and, if applicable, chairperson of our audit committee, compensation committee, or nominating and corporate governance committee, in each case prorated as applicable based on term of service.
(2)    The amounts reported in this column represent the aggregate grant date fair value of RSUs granted to directors in Fiscal Year 2026, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification, Topic 718 (“ASC 718”). These amounts reflect the accounting cost for these RSUs and do not represent the actual economic value that may be realized by the director. For information on the assumptions used to calculate the grant date fair value of the RSUs, refer to Note 12 to our consolidated financial statements included in our Annual Report.
(3)    The following table sets forth information regarding the outstanding equity awards held by our non-employee directors as of January 31, 2026.

Name	Number of Shares Underlying Stock Awards Granted in the Year Ended January 31, 2026 (#)(1)	Number of Shares Underlying Unvested Stock Awards Held as of January 31, 2026 (#)
Andrew S. Rachleff	⸻	29,762
Jaleh Bisharat	⸻	17,007
Kenneth A. Goldman	⸻	17,007
Jason Kilar	⸻	111,182
Michael Schmidt	34,014(2)	34,014
Michelangelo Volpi	⸻	⸻
Michelle Wilson	34,014(3)	29,763
(1) Unless otherwise noted in the footnotes, all grants listed in the table above were made under our 2017 Equity Incentive Plan (“2017 Plan”) and were granted subject to a time-based vesting condition. All equity awards in the table vest and settle for shares of our common stock. All stock awards are subject to such non-employee director’s continued service through such date.

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(2) Mr. Schmidt received one stock award (34,014 RSUs, with an aggregate grant date fair value of $476,536) in connection with his appointment to our Board of Directors in September 2025, which is scheduled to vest quarterly, in increments of one-sixteenth on the fifteenth calendar day of March, June, September, and December.
(3) Ms. Wilson received one stock award (34,014 RSUs, with an aggregate grant date fair value of $477,557) in connection with her appointment to our Board of Directors in April 2025, which is scheduled to vest quarterly, in increments of one-sixteenth on the fifteenth calendar day of March, June, September, and December.

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Proposal 01
Election of
Class I Directors

Our board of directors is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. The directors in Class I will stand for election at this Annual Meeting. The terms of office of directors in Class II and Class III do not expire until the annual meetings of stockholders to be held in 2027 and 2028, respectively.
Nominees for Director
At the recommendation of our nominating and corporate governance committee, our board of directors proposes that David Fortunato and Andrew S. Rachleff be elected at the Annual Meeting with each to serve as a Class I director for a three-year term expiring at our 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification, retirement, or removal. Each of the director nominees is a current Class I director of our board of directors. For more information concerning the nominees, see the section titled “Board of Directors and Corporate Governance—Class I Director Nominees for Election at the Annual Meeting.”
If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.
Vote Required
The election of the Class I directors requires a plurality of the votes cast by the holders of the shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote on the matter, which means that the two individuals nominated for election as the Class I directors to our board of directors receiving the highest number of “FOR” votes will be elected. Withhold votes and broker non-votes will have no effect on the outcome of this proposal. See the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting” for additional information.

Our Board of Directors recommends that you vote “FOR ALL” the nominees in the election of the Class I director nominees.

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Proposal 02
Ratification of Appointment of Independent Registered Public Accounting Firm

Our audit committee has selected Ernst & Young LLP (“EY”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending January 31, 2027 (“Fiscal Year 2027”). EY has served as our independent registered public accounting firm since 2016.
At the Annual Meeting, our stockholders are being asked to ratify the appointment of EY as our independent registered public accounting firm for Fiscal Year 2027. Although not required by applicable law or the Listing Rules, our audit committee is submitting the appointment of EY to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of EY will be present at the Annual Meeting and will have an opportunity to make a statement at the Annual Meeting, if they desire to do so, and to respond to appropriate questions.
Notwithstanding the appointment of EY, and even if our stockholders ratify the appointment, our audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during Fiscal Year 2027 if our audit committee believes that such a change would be in the best interests of the Company and our stockholders.
In the event that EY is not ratified by our stockholders, the audit committee may reconsider its selection of EY as our independent registered public accounting firm.
Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee. In accordance with standard policy, EY periodically rotates the individuals who are responsible for our audit.
In addition to performing the audit of our consolidated financial statements, EY provided various other services during the fiscal year ended January 31, 2025 (“Fiscal Year 2025”) and Fiscal Year 2026. Our audit committee has determined that EY’s provision of these services, which are described below, does not impair EY’s independence from us. During Fiscal Year 2025 and Fiscal Year 2026, fees for services provided by EY were as follows (in thousands):

(in thousands)	Fiscal Year 2025	Fiscal Year 2026
Audit fees(1)	$2,645	$3,871
Audit-related fees(2)	545	640
Tax fees	—	—
Other fees	—	—
Total fees	$3,190	$4,511
___________
(1)    “Audit fees” includes fees and expenses for services primarily related to the audit of our annual consolidated financial statements; services related to the audit of the financial statements of our broker-dealer subsidiary; and the review of our quarterly consolidated financial statements. The amount included in "Audit fees" for

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Fiscal Year 2026 also includes fees and expenses for professional services rendered related to comfort letters, consents and assistance with and review of documents filed with the SEC, including our registration statement on Form S-1 related to our initial public offering in December 2025; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States). In Fiscal Year 2025, the Company changed its fiscal year from July 31 to January 31, the amount included in "Audit fees" for Fiscal Year 2025 also includes assurance and related services, including attest services in connection with reports over internal controls, agreed upon procedures, and security custody surprise examination as required by certain regulations applicable to the Company's subsidiaries for the fiscal year that ended July 31, 2024.
(2)    “Audit-related fees” includes fees for assurance and related services, including attest services in connection with reports over internal controls, agreed upon procedures and security custody surprise examination as required by certain regulations applicable to the Company's subsidiaries.
Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee is responsible for the selection, appointment, discharge, compensation, retention and oversight of the work of our independent registered public accounting firm and is required to pre-approve all audit and permissible non-audit services provided by such independent registered public accounting firm in order to ensure that the provision of such services does not impair the independent registered public accounting firm's independence. These services may include audit services, audit-related services, tax services and other services. The independent registered public accounting firm is required to periodically report to the audit committee regarding the services provided by the independent registered public accounting firm.
The engagement of our independent registered public accounting firm and all of the services relating to the fees described in the table above were approved by our audit committee or by our board of directors, including all members of our audit committee.
Vote Required
The ratification of the appointment of EY as our independent registered public accounting firm for Fiscal Year 2027 will be obtained if the number of votes “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal. See the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting” for additional information.

Our Board of Directors recommends that you vote “FOR” the ratification of the appointment of EY as our independent registered public accounting firm for Fiscal Year 2027.

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Executive Officers

The following sets forth certain information regarding our executive officers as of April 27, 2026. Our executive officers are appointed by, and serve at the discretion of, our board of directors.

Name	Age	Position
David Fortunato	40	Chief Executive Officer, President, and Director
Alan Imberman	44	Chief Financial Officer and Treasurer
Kal Iyer	56	Vice President of Engineering
Lauren Lin	46	Chief Legal Officer, Chief Compliance Officer, and Secretary
Julien Wetterwald	40	Chief Technology Officer
David Fortunato’s biography is set forth above in the section titled “Board of Directors and Corporate Governance—Class I Director Nominees for Election at the Annual Meeting.”
Alan Imberman has served as our Chief Financial Officer and Treasurer since April 2021. Since October 2015, Mr. Imberman has served in roles of increasing responsibility at Wealthfront, including most recently as Vice President of Finance from July 2019 to April 2021. Prior to joining Wealthfront, Mr. Imberman served as Senior Manager at Crowe LLP, a public accounting and consulting firm, from July 2014 until October 2015 and Senior Manager at KPMG US LLP, an advisory firm, from November 2006 until July 2014. Mr. Imberman earned a B.S. in Finance from the University of Texas at Dallas and an M.B.A. from the University of Texas at Austin and is a CFA Charterholder.
Kal Iyer has served as our Vice President of Engineering since June 2018. Prior to joining Wealthfront, Mr. Iyer spent 15 years in senior leadership roles in the mobile gaming industry. From 2003 to 2013, Mr. Iyer worked at Glu Mobile Inc. (acquired by Electronic Arts Inc.), a public mobile game developer and publisher, where he was promoted to Global Chief Technology Officer and was responsible for growing their offices in Brazil, China, and Russia. From 2013 to 2016, Mr. Iyer also served as Warner Bros. Interactive Entertainment Inc.’s first San Francisco Studio Head. From 2016 to 2018, he also served as the Chief Technology Officer at Fullscreen, Inc., an advertising services company, until its acquisition by Otter Media Holdings, LLC (now a subsidiary of Warner Media, LLC). Mr. Iyer earned a B.S. from Jabalpur University, India.
Lauren Lin has served as our Chief Legal Officer, Chief Compliance Officer, and Secretary since July 2023. Ms. Lin served as our General Counsel from February 2020 to July 2023. Between September 2010 and July 2018, Ms. Lin worked at First New York, an investment firm, where she served as General Counsel and Head of Compliance. Previously, Ms. Lin worked as in-house counsel at Sumitomo Mitsui Banking Corporation. Ms. Lin has a B.A. in Political Science from Columbia University and a J.D. from Cornell Law School.
Julien Wetterwald has served as our Chief Technology Officer since September 2019. Mr. Wetterwald has served in roles of increasing responsibility at Wealthfront, including as Distinguished Software Engineer from February 2015 to September 2019, and in various software engineering capacities, ultimately as Principal Software Engineer, from July 2009 to July 2012. He previously served as Principal Software Engineer at Wonga.com Limited, a financial services company, from October 2012 to February 2015. Mr. Wetterwald earned a B.S. in Computer Science from École Polytechnique Fédérale de Lausanne and an M.S. in Computer Science from Stanford University.

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Executive Compensation

The following tables and accompanying narrative disclosure set forth information about the compensation earned by our named executive officers during Fiscal Year 2026. Our “named executive officers” for Fiscal Year 2026, were:
•David Fortunato, Chief Executive Officer and President;
•Alan Imberman, Chief Financial Officer; and
•Julien Wetterwald, Chief Technology Officer.
Summary Compensation Table (Fiscal Years 2026 and 2025)
The following table provides information concerning compensation awarded to, earned by or paid to each of our named executive officers for all services rendered in all capacities during Fiscal Year 2026 and Fiscal Year 2025.

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
David Fortunato Chief Executive Officer and President	2026	495,000	15,356,916	184,470	⸻	16,036,386
	2025	495,000	14,339,938	169,951	⸻	15,004,889
Alan Imberman Chief Financial Officer	2026	446,000	4,604,040	102,852	⸻	5,152,892
	2025	426,750	4,445,280	108,986	⸻	4,981,016
Julien Wetterwald Chief Technology Officer	2026	438,000	7,273,552	101,007	1,050(3)	7,813,609
	2025	418,750	4,698,798	106,942	⸻	5,224,490
___________
(1)The amounts presented represent the aggregate grant-date fair value of the RSU awards for each of Messrs. Fortunato, Imberman, and Wetterwald for Fiscal Years 2026 and 2025, computed in accordance with ASC 718. The RSUs were subject to a time-based component and liquidity event-based component at grant and the liquidity event vesting condition was satisfied at our initial public offering. The grant date fair value assumes achievement of the liquidity-based vesting conditions, even though the achievement of the liquidity-based vesting condition was not deemed probable on the date of grant. The assumptions used in calculating the grant-date fair value of the awards are set forth in Note 12 — Stock-Based Compensation to our consolidated financial statements included in our Annual Report. Such grant-date fair value does not take into account any estimated forfeitures related to service-based vesting conditions. The amounts reported in this column reflect the accounting cost for such awards and do not correspond to the actual economic value that may be received by the officers from these awards.

(2)Amounts reported in this column represent the portion of the annual cash incentive bonus earned by the named executive officers for our fiscal year. Because our fiscal year ends on January 31 and our bonus performance period ends on December 31, the amounts shown reflect 11 months of the applicable calendar-year performance and, if known, one month of the next calendar year period that falls within the applicable fiscal year. For Fiscal Year 2026, we have included only the 11-month portion because performance results for the 2026 calendar year bonus period are not yet available. To provide a complete picture of compensation, the total full-year bonuses earned for the 2025 calendar-year performance period were $201,240 for Mr. Fortunato, $112,202 for Mr. Imberman, and $110,190 for Mr. Wetterwald. For the prior 2024 calendar-year performance period, the total full-year bonuses earned were $167,107 for Mr. Fortunato, $108,694 for Mr. Imberman, and $106,648 for Mr. Wetterwald.

(3)Amount represents company matching contributions made under our 401(k) plan to Mr. Wetterwald’s account in January 2026, following the completion of our initial public offering.

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Narrative to Summary Compensation Table
Base Salaries
Our named executive officers receive a base salary to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. As of January 31, 2026, the annual base salaries of our named executive officers were $495,000 for Mr. Fortunato, $446,000 for Mr. Imberman, and $438,000 for Mr. Wetterwald.
Fiscal Year 2026 Awards
In April 2025, our board of directors, with participation by every independent member of the board, granted 952,500 RSUs to Mr. Fortunato. The RSUs vest based on the satisfaction of both a service-based vesting condition and a liquidity-based vesting condition. The liquidity-based vesting condition was satisfied upon the completion of our initial public offering in December 2025. The service-based vesting condition will be satisfied as to 1/16th of the total award on each quarterly anniversary following the vesting commencement date of March 15, 2025, subject to Mr. Fortunato's continued service with us as of each such date.
In April 2025, our board of directors, with participation by every independent member of the board, granted 167,290 RSUs to Mr. Wetterwald. The RSUs vest based on the satisfaction of both a service-based vesting condition and a liquidity-based vesting condition. The liquidity-based vesting condition was satisfied upon the completion of our initial public offering in December 2025. The service-based vesting condition was satisfied as of June 15, 2025.
In July 2025, our board of directors, with participation by every independent member of the board, granted 141,600 RSUs to Mr. Fortunato. The RSUs vest based on the satisfaction of both a service-based vesting condition and a liquidity-based vesting condition. The liquidity-based vesting condition was satisfied upon the completion of our initial public offering in December 2025. The service-based vesting condition was satisfied as of June 15, 2025.
In October 2025, our board of directors, with participation by every independent member of the board, granted 284,200 RSUs to Mr. Imberman and 304,000 RSUs to Mr. Wetterwald. The RSUs vest based on the satisfaction of both a service-based vesting condition and a liquidity-based vesting condition. The liquidity-based vesting condition was satisfied upon the completion of our initial public offering in December 2025. The service-based vesting condition will be satisfied as to 1/16th of the total award on each quarterly anniversary following the vesting commencement date of December 15, 2025, subject to each of Messrs. Imberman and Wetterwald's continued service with us as of each such date.
Non-Equity Incentive Plan Compensation
Messrs. Fortunato, Imberman, and Wetterwald participated in our discretionary executive performance bonus program, which awards cash compensation based on, among other factors, the achievement of certain company performance metrics. The program is administered on a calendar year basis. For calendar year 2025, the metrics used under our executive performance bonus program were revenue and Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA). For calendar year 2026, the metrics used under our executive performance bonus program are revenue and adjusted EBITDA (defined as EBITDA excluding Non-Equity Incentive Plan Compensation payouts and associated taxes). All payments under our executive performance bonus program are discretionary and are made (to the extent we determine to pay bonuses) in two installments, generally in mid to late July and late January of each year. Amounts earned by Messrs. Fortunato, Imberman, and Wetterwald for Fiscal Year 2026 under the executive performance bonus program are set forth in the Summary Compensation Table above in the “Non-Equity Incentive Plan Compensation” column.
Welfare and Other Benefits
We provide health, dental, vision, life, and disability insurance benefits to our named executive officers on the same terms and conditions as provided to all other eligible U.S. employees.
We also sponsor a broad-based 401(k) plan that allows eligible U.S. employees to defer a portion of their eligible compensation on a pre-tax, Roth, or after-tax basis, up to applicable IRS limits. Starting January 1, 2026, we provide a matching contribution equal to 50% of the first 6% of an employee’s eligible compensation contributed each pay period. All company matching contributions are made on a pre-tax basis and are 100% vested immediately.

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Because the 401(k) plan is tax-qualified, company matching contributions are deductible by us when made, and participants generally do not pay current taxes on pre-tax contributions or plan earnings until those amounts are distributed. Our named executive officers are eligible to participate in our employee benefit plans, including our 401(k) plan, on the same basis as our other employees.
In connection with our initial public offering, we also adopted an Employee Stock Purchase Plan (ESPP), which provides our eligible employees, including our named executive officers, with an opportunity to purchase our common stock at a discount through accumulated payroll deductions.
Outstanding Equity Awards at 2026 Year-End Table
The following table provides information on outstanding equity awards held by our named executive officers as of January 31, 2026.

			Option Awards(1)				Stock Awards(1)
	Vesting Commencement Date	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
David Fortunato Chief Executive Officer and President	5/23/2016(3)	5/27/2016	40,186	—	2.45	5/26/2026	—	—
	5/23/2018(3)	8/23/2018	576,135	—	1.79	8/22/2028	—	—
	5/14/2019(3)	05/14/2019	1,333,555	—	1.87	05/13/2029	—	—
	10/15/2020(3)	8/27/2020	2,828,058	—	1.39	8/26/2030	—	—
	0(4)	4/18/2021	—	—	—	—	9,698	84,179
	3/15/2023(5)	5/05/2023	—	—	—	—	382,313	3,318,477
	3/15/2024(5)	4/22/2024	—	—	—	—	712,632	6,185,646
	3/15/2025(5)	4/28/2025	—	—	—	—	773,907	6,717,513
Alan Imberman Chief Financial Officer and Treasurer	1/1/2017(3)	2/10/2017	23,547	—	2.67	2/09/2027	—	—
	7/1/2018(3)	8/23/2018	137,945	—	1.79	8/22/2028	—	—
	5/14/2019(3)	5/14/2019	71,525	—	1.87	5/13/2029	—	—
	7/1/2019(3)	07/18/2019	125,000	—	1.87	7/17/2029	—	—
	5/14/2020(3)	05/14/2020	13,794	—	1.16	5/13/2030	—	—
	3/31/2021(3)	3/31/2021	531,570	—	2.91	3/30/2031	—	—
	12/15/2023(5)	10/18/2023	—	—	—	—	182,500	1,584,100
	12/15/2024(5)	10/21/2024	—	—	—	—	283,500	2,460,780
	12/15/2025(5)	10/13/2025	—	—	—	—	284,200	2,466,856
Julien Wetterwald Chief Technology Officer	7/1/2018(3)	8/23/2018	134,135	—	1.79	8/22/2028	—	—
	9/7/2019(3)	10/30/2019	97,917	—	1.92	10/29/2029	—	—
	6/15/2022(5)	11/22/2022	—	—	—	—	41,050	356,314
	12/15/2023(5)	12/15/2023	—	—	—	—	163,100	1,415,708
	12/15/2024(5)	01/14/2025	—	—	—	—	253,350	2,199,078
	12/15/2025(5)	10/13/2025	—	—	—	—	304,000	2,638,720

___________
(1)    Unless otherwise noted, all outstanding equity awards were granted under our 2017 Plan.

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(2)    The dollar amounts shown in this column are determined by multiplying the number of shares shown in the preceding column by $8.68, the closing price of our common stock on January 30, 2026, the last trading day of Fiscal Year 2026.
(3)    This option is fully vested and exercisable.
(4)    The RSUs vested based on the satisfaction of a liquidity-based vesting condition. The liquidity-based vesting condition was satisfied as of January 31, 2026 and the entire award vested on March 15, 2026, the March 15 of the calendar year following the year in which our registration statement on Form S-1 was declared effective.
(5)    The RSUs vested or vest as to 1/16th of the total award quarterly on the fifteenth calendar day of March, June, September, and December, beginning on the first such date following the vesting commencement date, subject to each of Messrs. Fortunato, Imberman, and Wetterwald's continued service with us as of each such date.

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Equity Compensation Plan Information

The following table presents information as of January 31, 2026, with respect to compensation plans under which shares of our common stock may be issued.

Plan category	Number of securities to be issued upon exercise of outstanding options and rights (#)	Weighted-average exercise price of outstanding options and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	39,431,520(2)	$1.90(3)	32,356,967(4)
Equity Compensation plans not approved by security holders	⸻	⸻	⸻
Total	39,431,520	$1.90	32,356,967
___________
(1)    Consists of our 2008 Plan, the 2017 Plan, the 2025 Plan, and excludes purchase rights accruing under our 2025 Employee Stock Purchase Plan (“2025 ESPP”).
(2)    Includes 23,755,365 outstanding stock options and 15,676,155 shares underlying RSUs.
(3)    The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, since RSUs have no exercise price.
(4)    Consists of 27,856,967 shares of common stock that remain available for grant under our 2025 Plan and 4,500,000 shares of common stock that remain available for purchase under the 2025 ESPP. There are no shares of common stock available for issuance under our 2008 Plan or 2017 Plan. Additionally, the number of shares reserved for issuance under our 2025 Plan increases automatically on February 1 of each of 2026 through 2035 by the number of shares equal to 5% of the aggregate number of outstanding shares of all classes of our common stock as of the immediately preceding January 31, or a lesser number as may be determined by our board of directors. Pursuant to this provision, the number of shares reserved for grant and issuance under our 2025 Plan increased by 7,515,273 shares on February 1, 2026. Similarly, the number of shares reserved for issuance under our 2025 ESPP increases automatically on February 1 of each of 2026 through 2035 by the number of shares equal to 1% of the aggregate number of outstanding shares of all classes of our common stock as of the immediately preceding January 31, or a lesser number as may be determined by our board of directors; provided, however, no more than 45,000,000 shares may be issued under the 2025 ESPP. Pursuant to this provision, the number of shares reserved for grant and issuance under our 2025 ESPP increased by 1,503,054 shares on February 1, 2026.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 27, 2026, by:
•each of our named executive officers;
•each of our directors or director nominees;
•all of our directors and executive officers as a group; and
•each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of our common stock.
We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares beneficially owned, subject to applicable community property laws.
Applicable beneficial ownership percentages are based on 149,502,419 shares of common stock outstanding as of April 27, 2026. Shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 27, 2026, RSUs that are expected to vest and settle within 60 days of April 27, 2026, and shares purchasable under our 2025 ESPP within 60 days of April 27, 2026 are deemed to be outstanding and to be beneficially owned by the person holding the stock options for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. For further information regarding material transactions between us and certain of our stockholders, see “Certain Relationships and Related Party Transactions.”
Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Wealthfront Corporation, 261

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Hamilton Avenue, Palo Alto, California 94301.

	Shares Beneficially Owned
Name of beneficial owner	Number (#)	Percent (%)
Directors and named executive officers
David Fortunato(1)	7,516,633	4.84%
Andrew S. Rachleff(2)	17,260,416	11.55%
Jaleh Bisharat(3)	307,007	*
Kenneth A. Goldman(4)	433,014	*
Jason Kilar (5)	646,619	*
Michael Schmidt(6)	4,251	*
Michelangelo Volpi(7)	12,910,503	8.64%
Michelle Wilson(8)	8,503	*
Alan Imberman(9)	1,362,052	*
Julien Wetterwald (10)	1,227,678	*
All executive officers and directors as a group (12 persons) (11)	43,372,426	27.36%
5% or greater stockholders
Entities affiliated with Tiger Global(12)	15,156,877	10.14%
Entities affiliated with DAG Ventures(13)	13,813,474	9.24%
Entities affiliated with Index Ventures(14)	12,910,503	8.64%
Entities affiliated with Ribbit Capital(15)	9,848,159	6.59%
___________
*    Represents beneficial ownership of less than 1%.
(1)    Consists of (i) 1,858,463 shares of our common stock, which total includes 1,796,467 shares of common stock directly beneficially owned by Mr. Fortunato and 61,996 shares of common stock beneficially owned by Mr. Fortunato’s spouse, (ii) 5,442,996 shares underlying options to purchase common stock, which are vested and exercisable within 60 days of April 27, 2026, which total includes 4,737,748 shares of common stock underlying options directly beneficially owned by Mr. Fortunato and 705,248 shares of common stock underlying options beneficially owned by Mr. Fortunato’s spouse, and (iii) 215,174 shares of common stock underlying RSUs, which will vest and be settled for shares within 60 days of April 27, 2026, beneficially owned by Mr. Fortunato and 0 shares of common stock underlying RSUs beneficially owned by Mr. Fortunato’s spouse.
(2)    Consists of (i) 29,762 shares of our common stock held directly by Mr. Rachleff, (ii) 403,225 shares of our common stock directly held by The Jake Alexander Rachleff 2015 Irrevocable Trust u/a/d 5/15/2015 (the “JAR Trust”), (iii) 403,225 shares of our common stock directly held by The Shelby Elizabeth Rachleff 2015 Irrevocable Trust u/a/d 5/15/2015 (the “SER Trust”), and (iv) 16,424,204 shares of our common stock directly held by the Rachleff Family Revocable Trust UTD 5/19/92 (the “Family Trust”). Mr. Rachleff and his spouse serve as co-trustees of the JAR Trust, the SER Trust, and the Family Trust and may be deemed to exercise voting and investment discretion over securities held by them.
(3)    Consists of (i) 17,007 shares of our common stock and (ii) 290,000 shares underlying options to purchase common stock, which are vested and exercisable within 60 days of April 27, 2026.

(4)    Consists of (i) 59,655 shares of our common stock directly held by Mr. Goldman, (ii) 48,359 shares of our common stock directly held by the Goldman-Valeriote Family Trust (the “G-V Trust”), (iii) 25,000 shares of our common stock directly held by MNM Holdings, LLC (“MNM”), and (iv) 300,000 shares underlying options to purchase common stock, which are vested and exercisable within 60 days of April 27, 2026. Mr. Goldman serves as trustee of the G-V Trust and as manager of MNM and as such may be deemed to exercise voting and investment discretion over securities held by them.

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(5)    Consists of (i) 623,075 shares of our common stock and (ii) 23,544 shares of common stock underlying RSUs, which will vest and be settled for shares within 60 days of April 27, 2026.
(6)    Consists of (i) 2,125 shares of our common stock, and (ii) 2,126 shares of common stock underlying RSUs, which will vest and be settled for shares within 60 days of April 27, 2026.
(7)    Consists entirely of shares of our common stock directly held by the Index Investors (as defined below) as more specifically described in footnote (14) below.
(8)    Consists of (i) 6,377 shares of our common stock, and (ii) 2,126 shares of common stock underlying RSUs, which will vest and be settled for shares within 60 days of April 27, 2026.
(9)    Consists of (i) 394,470 shares of our common stock and (ii) 903,381 shares underlying options to purchase common stock, which are vested and exercisable within 60 days of April 27, 2026, and (iii) 64,201 shares of common stock underlying RSUs, which will vest and be settled for shares within 60 days of April 27, 2026.
(10)    Consists of (i) 727,052 shares of our common stock, (ii) 419,600 shares underlying options to purchase common stock, which are vested and exercisable within 60 days of April 27, 2026, and (iii) 81,026 shares of common stock underlying RSUs, which will vest and be settled for shares within 60 days of April 27, 2026.
(11)    Represents the total of all securities beneficially owned by our directors and executive officers as a group, consisting of an aggregate (i) 34,338,069 shares of our common stock, (ii) 8,529,303 shares underlying options to purchase common stock, which are vested and exercisable within 60 days of April 27, 2026, and (iii) 505,054 shares of common stock underlying RSUs, which will vest and be settled for shares within 60 days of April 27, 2026.
(12)    Based on information set forth in a Form 4 filed by Tiger Global Management LLC (“Tiger Global Management”) and certain of its affiliates on December 16, 2025 and the statement on Schedule 13G, filed with the SEC on February 17, 2026 (collectively, the “Tiger Ownership Reports”). According to the Tiger Ownership Reports, the total consists of an aggregate 15,156,877 shares of our common stock directly beneficially owned by Tiger Global Private Investment Partners X, L.P. (“Tiger Global PIP X”) and/or its related persons. Tiger Global PIP Performance X, L.P. (“Tiger Global PIP X GP”) is the general partner of Tiger Global PIP X. Tiger Global PIP Management X, Ltd. (“Tiger Global Ltd”) is the general partner of Tiger Global PIP X GP. Tiger Global Management serves as investment manager for Tiger Global PIP X. Tiger Global Management is controlled by Charles P. Coleman III. Pursuant to the Tiger Ownership Reports, each of Tiger Global PIP X, Tiger Global PIP X GP, and Tiger Global Ltd may be deemed to exercise voting and investment discretion with respect to 15,146,248 of the aforementioned shares, and Tiger Global Management and Mr. Coleman may be deemed to exercise voting and investment discretion with respect to all 15,156,877 shares of our common stock reported in the Tiger Ownership Reports. The address for each of the aforementioned parties is c/o Tiger Global Management, LLC, 9 West 57th Street, 35th Floor, New York, New York 10019.

(13)    Based on information reported in a statement on Schedule 13G filed with the SEC on February 17, 2026 by DAG Ventures Management IV, LLC (“DAG IV LLC”) and certain of its affiliates. According to the aforementioned statement, the reported total consists of (i) 1,167,469 shares of our common stock directly held by DAG Ventures IV, L.P. (“DAG IV”), (ii) 1,598,899 shares of common stock directly held by DAG Ventures IV-A, LLC (“DAG IV-A”), and (iii) 11,047,106 shares of common stock directly held by DAG Ventures IV-QP, L.P. (“DAG IV-QP”). DAG IV LLC serves as the general partner of DAG IV and DAG IV-QP and as the manager of DAG IV-A. As such, DAG IV LLC may be deemed to exercise voting and investment discretion over securities held by DAG IV, DAG IV-A, and DAG IV-QP. R. Thomas Goodrich and John J. Cadeddu are the managers of DAG IV LLC and in such capacity directly or indirectly exercise voting and investment discretion over each of the aforementioned entities. The address for each of the aforementioned parties is 251 Lytton Avenue, Suite 200, Palo Alto, California 94301.

(14)    Based on information in a statement on Schedule 13G filed with the SEC on February 13, 2026 by Index Ventures VI (Jersey) LP (“Index VI Jersey”) and certain of its affiliates. According to the aforementioned statement, the reported total consists of (i) 3,357,339 shares of our common stock directly held by Index Ventures Growth II (Jersey), L.P. (“Index II Jersey”), (ii) 49,609 shares of common stock directly held by Index Ventures Growth II Parallel Entrepreneur Fund (Jersey) L.P. (“Index II PEF”), (iii) 9,157,362 shares of common stock directly held by Index VI Jersey, (iv) 184,830 shares of common stock directly held by Index Ventures VI Parallel Entrepreneur Fund (Jersey) L.P. (“Index VI PEF”), and (v) 161,363 shares of common stock directly held by Yucca (Jersey) SLP (“Yucca” and, together with Index II Jersey, Index II PEF, Index VI Jersey, Index VI PEF, and Yucca, the “Index Investors”). Index Venture Growth Associates II Limited (“IVGA II”) is the managing general partner of Index II Jersey and Index II PEF and may be deemed to exercise voting and investment discretion over securities held by such funds. Index Venture Associates VI Limited (“IVA VI” and, together with IVGA II, the “Index Associates”) is the managing general partner of Index VI Jersey and Index VI PEF and

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may be deemed to exercise voting and investment discretion over securities held by such funds. Yucca is the administrator of the Index co-investment vehicles that are contractually required to mirror the relevant Index funds’ investment, and, as a result, each of IVGA II and IVA VI may be deemed to exercise voting and investment discretion over Yucca's shares by virtue of their voting and investment discretion over the shares owned by the Index VI Funds and Index Growth II Funds. Mr. Volpi, a member of our board of directors, is a partner with the Index Ventures group, which may serve in an advisory capacity to the Index Associates. The address of each of the aforementioned parties is 5th Floor, 44 Esplanade, St. Helier, Jersey JE1 3FG, Channel Islands.
(15)    Based on information in a statement on Schedule 13G filed with the SEC on February 17, 2026 by Ribbit Capital GP II, Ltd. and certain of its affiliates. According to the aforementioned statement, the reported total consists of (i) 4,368,892 shares of our common stock held of record by Ribbit Capital II, L.P. (“Ribbit II”), for itself and as nominee for Ribbit Founder Fund II, L.P, and (ii) 5,479,267 shares of our common stock held of record by RTZ Ribbit Opportunity, L.P. (“RTZ”). The general partner of Ribbit II is Ribbit Capital GP II, L.P. (“Ribbit II GP”), and the general partner of Ribbit II GP is Ribbit Capital GP II, Ltd. (“Ribbit II Ltd”). The general partner of RTZ is RTZ Ribbit Opportunity GP, LLC (“RTZ LLC”). Meyer Malka serves as the sole director of Ribbit II Ltd and managing member of RTZ LLC. As such, Mr. Malka may be deemed to exercise voting and investment discretion, directly or indirectly, over each of the aforementioned entities. The address of each of the aforementioned parties is c/o Ribbit Capital Management, 364 University Avenue, Palo Alto, California 94301.

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Report of the Audit Committee

This report of the audit committee is required by the Securities and Exchange Commission (“SEC”) and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (“Securities Act”) or under the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
Our audit committee has reviewed and discussed with our management and Ernst & Young LLP our audited consolidated financial statements for the fiscal year ended January 31, 2026. Our audit committee has also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (United States) and the SEC.
Our audit committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our audit committee concerning independence, and has discussed with Ernst & Young LLP its independence from us.
Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2026, filed with the SEC.
Submitted by the Audit Committee
Kenneth A. Goldman, Chairperson
Michael Schmidt
Michelangelo Volpi
Michelle Wilson

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Certain Relationships
and Related Party Transactions

We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were a party or will be a party, in which (i) the amounts involved exceeded or will exceed $120,000 and (ii) any of our directors, nominees for director, executive officers, or beneficial holders of more than 5% of any class of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described under the sections “Proposal 01: Election of Class I Directors” and “Executive Compensation.”
In addition to the compensation arrangements described under the sections “Proposal 01: Election of Class I Directors” and “Executive Compensation,” the following is a description of each transaction since February 1, 2025 and each currently proposed transaction in which:
•we have been or are to be a participant;
•the amount involved exceeded or will exceed $120,000; and
•any of our directors, executive officers, or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.
Investors’ Rights Agreement
We are party to an amended and restated investors’ rights agreement (the “IRA”), which provides, among other things, that certain holders of our capital stock, including Mr. Rachleff, a member of our board of directors, Tiger Global X, funds affiliated with DAG IV LLC, funds affiliated with Index Venture Growth Associates II Limited, and funds affiliated with Ribbit Capital GP II, which are beneficial owners of more than 5% of our outstanding capital stock, have the right to demand that we file a registration statement or request that their shares of our capital stock be included on a registration statement that we are otherwise filing.
Indemnification Agreements
We have entered into, and intend to continue to enter into, separate indemnification agreements with each of our executive officers and directors, including those affiliated with certain of our 5% stockholders. The indemnification agreements and our Bylaws will require us to indemnify our directors to the fullest extent not prohibited by Delaware corporate law. Subject to very limited exceptions, our Bylaws will also require us to advance expenses incurred by our directors and officers.
Other Transactions
In July 2024, in connection with our acquisition of Unified National Mortgage LLC, which we renamed Wealthfront Home Lending, LLC (“Wealthfront Home Lending”), we entered into a series of agreements with Mr. Fortunato, our Chief Executive Officer and President, Wealthfront Home Lending, and Wealthfront Holdings LLC (“Wealthfront Holdings”), the purchasing entity of Wealthfront Home Lending. Pursuant to these agreements, Mr. Fortunato acquired 95.1% of the ownership interests of Wealthfront Holdings, with Wealthfront Corporation holding the remaining 4.9% of the ownership interests. Pursuant to these management and financing agreements, Wealthfront Corporation had the ability to direct the significant activities of Wealthfront Home Lending, and absorbed and funded all benefits and losses of Wealthfront Home Lending. In February 2026, we entered into an Equity Purchase Agreement with Mr. Fortunato, pursuant to which we

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acquired the entirety of Mr. Fortunato’s limited liability company interest in Wealthfront Holdings for nominal consideration in the amount of one dollar ($1). Following this transaction, we became the sole owner of 100.0% of the limited liability company interests of Wealthfront Holdings. As a wholly-owned subsidiary of Wealthfront Holdings, Wealthfront Home Lending is now an indirect wholly-owned subsidiary of the Company.
Certain of our executive officers, directors, and holders of more than 5% of our capital stock, and immediate family members of, or persons sharing households with, such individuals, have accounts on our platform and use our products and services in the ordinary course. Similar to our other clients, we receive fees in connection with such use.
Policies and Procedures for Related Party Transactions
Our audit committee is responsible for reviewing and approving or disapproving “Related Party Transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest.
Our policy regarding transactions between us and related persons provides that a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our securities, in each case since the beginning of the most recently completed year, and any of their immediate family members. Our audit committee charter requires our audit committee to review and approve or disapprove any Related Party Transactions. In approving or rejecting any such transaction, our audit committee will consider the relevant facts and circumstances available and deemed relevant to our audit committee, including, but not limited to, the commercial reasonableness of the terms of the transaction and the materiality and character of the related person’s direct or indirect interest in the transaction.

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Questions and Answers about the Proxy Materials and Our Annual Meeting

This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the Annual Meeting. The Annual Meeting will be held virtually on Tuesday, June 23, 2026 at 2:00 p.m. Pacific Time. The Annual Meeting will be a completely virtual meeting. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/WLTH2026, where you will be able to listen to the meeting live and vote your shares online during the meeting. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report is first being mailed on or about May 11, 2026 to all stockholders entitled to vote at the Annual Meeting.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement, and references to our website address in this Proxy Statement are inactive textual references only.
What matters am I voting on?
You will be voting on:
•the election of David Fortunato and Andrew S. Rachleff, the nominees for Class I directors, to serve until our 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification, retirement, or removal;
•a proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2027; and
•any other business as may properly come before the Annual Meeting.
How does the Board of Directors recommend I vote on these proposals?
Our board of directors recommends a vote:
•“FOR ALL” the nominees for Class I directors, David Fortunato and Andrew S. Rachleff, to serve until our 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification, retirement or removal; and
•“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2027.
Who is entitled to vote? How many shares can I vote?
Holders of our common stock as of the close of business on April 27, 2026 (the “Record Date”), may vote at the Annual Meeting. As of the Record Date, there were 149,502,419 shares of our common stock outstanding. Holders may vote all shares of our common stock that they owned as of the Record Date. Stockholders are not permitted to cumulate votes with respect to the election of directors. In deciding all matters at the Annual Meeting, each share of common stock represents one vote.
Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you

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directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live at the Annual Meeting. Throughout this section, we refer to these registered stockholders as “stockholders of record.”
Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. You are also invited to attend the Annual Meeting and vote your shares of our common stock live by following the instructions provided on your Notice or the instructions that accompanied your proxy materials to attend the Annual Meeting. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Throughout this section, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”
How many votes are needed for approval of each proposal?

Proposal	Voting Options	Board Recommendation	Votes Required to Approve the Proposal	Effects of Withhold Votes	Effects of Abstentions	Effects of Broker Non-Votes
Election of Class I Directors	FOR ALL, WITHHOLD ALL, or FOR ALL EXCEPT	FOR ALL	Plurality of the votes cast	No effect	N/A	No effect
Ratification of Appointment of Independent Registered Public Accounting Firm	FOR or AGAINST	FOR	Majority of the votes cast	N/A	No effect	No effect

With respect to Proposal 02, the results will not be binding on our audit committee, or us. However, our audit committee will consider the outcome of the votes when making future decisions regarding our independent auditor appointment.
What is a quorum?
A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our Bylaws and Delaware corporate law. The holders of a majority of the voting power of the shares of stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions, withhold votes, and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.
How do I vote?
If you are a stockholder of record, there are four ways to vote:
•via internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 22, 2026 (please have your Notice or proxy card in hand when you visit the website);
•by toll-free telephone at 1-800-690-6903, until 11:59 p.m. Eastern Time on June 22, 2026 (please follow the instructions on your proxy card or voting instruction form from your broker provided to you by email or over the internet);
•by completing and mailing your proxy card (if you received printed proxy materials) to be received prior to the Annual Meeting; or

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•by attending the Annual Meeting by visiting www.virtualshareholdermeeting.com/WLTH2026, where you may vote and submit questions during the meeting. Please have your Notice, proxy card or the instructions that accompanied your proxy materials in hand when you visit the website.
Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.
If you are a street name stockholder, you will receive voting instructions from your broker, bank, or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning a voting instruction form and may be able to vote by telephone or on the internet, depending on the voting process of your broker, bank, or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares live at the virtual Annual Meeting unless you obtain a legal proxy from your broker, bank, or other nominee.
Can I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:
•entering a new vote via internet or by telephone;
•completing and returning a later-dated proxy card; or
•attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change or revoke your vote.
What do I need to do to attend and participate in the Annual Meeting?
The Annual Meeting will be a completely virtual meeting of stockholders, which we believe makes it easier for stockholders to attend and participate fully and equally in the Annual Meeting. Stockholders of record and street name stockholders with a legal proxy from their broker, bank or other nominee will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/WLTH2026, which will allow such stockholders to submit questions during the meeting and vote shares electronically at the meeting.
We designed the format of the virtual Annual Meeting to ensure that our stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation, and communication through online tools. The virtual format facilitates stockholder attendance and participation by enabling stockholders to participate fully and equally from any location around the world.
During the meeting, you will have the ability to submit questions real-time via the virtual meeting website, with a limit of one question per stockholder. We will answer questions submitted in accordance with the meeting rules of conduct in the time allotted for the meeting. Only questions pertaining to the proposals to be acted on at the Annual Meeting will be answered, and we reserve the right to exclude questions that are, among other things, irrelevant to meeting matters, irrelevant to the business of Wealthfront, related to material nonpublic information of Wealthfront, related to personal matters or grievances, derogatory or in bad taste, related to pending or threatened litigation, or that are otherwise inappropriate (as determined by the Chairperson of the Annual Meeting or Corporate Secretary). Questions should be succinct and cover only one topic. Questions that are substantially similar may be grouped and answered together to avoid repetition.
To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, proxy card or the instructions that accompanied your proxy materials to attend the Annual Meeting. The Annual Meeting webcast will begin promptly at 2:00 p.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 1:45 p.m. Pacific Time, and you should allow ample time for the check-in procedures.
What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

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We will have technicians to assist you if you experience technical difficulties accessing the virtual meeting. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the Annual Meeting.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our board of directors. David Fortunato, Alan Imberman and Lauren Lin have been designated as proxy holders by our board of directors. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting pursuant to our Bylaws, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned or postponed, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this Proxy Statement and our Annual Report, primarily via the internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about May 11, 2026 to all stockholders entitled to vote at the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice (www.proxyvote.com). Stockholders may also request to receive proxy materials for this Annual Meeting or future meetings of stockholders in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the internet to help reduce the environmental impact and cost of our annual meetings of stockholders.
What does it mean if I receive more than one Notice, proxy card or voting instruction form?
It generally means that some of your shares are registered differently or are in more than one account. Please provide voting instructions for all Notices, proxy cards and voting instruction forms you receive.
How are proxies solicited for the Annual Meeting?
Our board of directors and employees are soliciting proxies for the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.
How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?
Brokerage firms and other intermediaries holding shares of our common stock in street name for beneficial owners are generally required to vote such shares in the manner directed by such beneficial owners. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of EY as our independent registered public accounting firm for the fiscal year ending January 31, 2027. Your broker will not have discretion to vote on any other proposals, which are “non-routine” matters, absent direction from you. We refer to the absence of a vote, including on a non-routine proposal, where the broker has not received instructions as a “broker non-vote.” Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual Meeting.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual

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Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.
What is “householding”?
The SEC has approved a procedure called “householding,” under which multiple stockholders residing at the same address may receive a single copy of the Notice or, as applicable, proxy materials unless the stockholder notifies us that they wish to receive multiple copies of such materials. We intend to implement householding for future stockholder communications. This procedure will enable us to reduce printing costs and postage fees and reduce the amount of duplicative information you receive.
Stockholders may revoke their consent to householding at any time by contacting Broadridge Financial Services, Inc. (“Broadridge”) either by calling toll-free at 1-866-540-7095, or by writing to Broadridge Financial Services, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York, 11717. We will remove you from the householding program within 30 days of receipt of your request, following which you will receive multiple copies of such materials.
If you are a stockholder of record, upon written or oral request, we will promptly deliver a separate copy of the Notice or proxy materials to you at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy of the Notice or proxy materials, you may contact Broadridge by:
•Internet: www.proxyvote.com
•Telephone: 1-800-579-1639
•Email: sendmaterial@proxyvote.com
Additionally, stockholders of record who share the same address and receive multiple copies of the Notice or proxy materials can request a single copy of such materials by contacting Broadridge at the address, email address, or telephone number above.
Street name stockholders may contact their broker, bank or other nominee to request information about householding.
Why did I receive a full set of proxy materials in the mail instead of a notice regarding the Internet availability of proxy materials?
We are providing stockholders who have previously requested to receive paper copies of the proxy materials with paper copies of the proxy materials instead of a Notice. If you have previously requested to receive paper copies but no longer wish to receive them, you may elect to receive all future proxy materials electronically via email or the Internet. Electing electronic delivery will help reduce our environmental impact and the costs incurred by us in mailing proxy materials. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your Notice to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. Alternatively, you can go to www.proxyvote.com and enroll for online delivery of annual meeting and proxy voting materials.
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner.
For a stockholder proposal to be considered for inclusion in our proxy statement for the 2027 annual meeting of stockholders, our Corporate Secretary must receive the written proposal, delivered to or mailed and received at our principal executive offices, not later than January 11, 2027. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.
Our Bylaws also establish a process for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Among other things, our Bylaws

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provide that for business to be properly brought before an annual meeting of stockholders: (i) timely notice of such business must be provided to our Corporate Secretary and such notice must contain the information specified in our Bylaws and be updated and supplemented as required by our Bylaws, (ii) such business must be a proper matter for stockholder action, and (iii) if a solicitation notice has been provided, a proxy statement and form of proxy must be properly delivered in accordance with our Bylaws. For more information, see the section titled “—Availability of Bylaws.” To be timely for the 2027 annual meeting of stockholders, our Corporate Secretary must receive the written notice, delivered to or mailed and received at our principal executive offices:
•not earlier than February 23, 2027; and
•not later than March 25, 2027.
In the event that we hold the 2027 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the 120th day before the 2027 annual meeting of stockholders and no later than the later of the following two dates:
•the 90th day prior to the 2027 annual meeting of stockholders; or
•the 10th day following the day on which public announcement of the date of the 2027 annual meeting of stockholders is first made.
To comply with our Bylaws as well as the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2027 annual meeting of stockholders must ensure that our Corporate Secretary receives written notice, delivered to or mailed and received at our principal executive offices, that sets forth all information required by our Bylaws and by Rule 14a-19(b) under the Exchange Act within the time frames set forth above.
If a stockholder who has properly notified us of their intention to present a proposal at an annual meeting of stockholders does not appear to present their proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.
Nomination of Director Candidates
In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time periods described above under the section titled “—Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.
Availability of Bylaws
A copy of our Bylaws is available via the SEC’s website at www.sec.gov. You may also obtain a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates by sending a written request to our Investor Relations team at ir@wealthfront.com.

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Other Matters and Additional Information

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, officers, and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of such forms furnished to us and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in Fiscal Year 2026, except, due to administrative error: one Form 4 filing for David Fortunato reporting the withholding of 115,872 shares of common stock to satisfy tax withholding liabilities in connection with the net settlement of restricted stock units.
Available Information
Our financial statements for Fiscal Year 2026 are included in our Annual Report, which we provide to our stockholders at the same time as this Proxy Statement. Our Annual Report and this Proxy Statement are also available on the investor relations page of our website (www.wealthfront.com), by clicking “SEC Filings” in the “Financial Information” dropdown list. A copy of our Annual Report, including the financial statements, and Proxy Statement are available without charge upon request to Broadridge by contacting them via (1) www.proxyvote.com, (2) 1-800-579-1639, or (3) sendmaterial@proxyvote.com. A copy of this Proxy Statement and our Annual Report will also be available via the SEC’s website at www.sec.gov.
*  *  *
The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
By Order of the Board of Directors,

Lauren Lin
Chief Legal Officer, Chief Compliance Officer and Secretary

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SCAN TO
VIEW MATERIALS & VOTE

WEALTHFRONT CORPORATION
261 HAMILTON AVENUE
PALO ALTO, CALIFORNIA 94301

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 22, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/WLTH2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 22, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V95290-P48881

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WEALTHFRONT CORPORATION

The Board of Directors recommends you vote FOR ALL the following:

	For All	Withhold All	For All Except
1. Election of Class I Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) David Fortunato
02) Andrew S. Rachleff

The Board of Directors recommends you vote FOR proposal 2.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. If no direction is made, this proxy will be voted FOR ALL for Proposal 1 and FOR Proposal 2.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

V95291-P48881

WEALTHFRONT CORPORATION
Annual Meeting of Stockholders
June 23, 2026 2:00 PM Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) David Fortunato, Alan Imberman and Lauren Lin, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of WEALTHFRONT CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 PM Pacific Time on June 23, 2026, virtually at www.virtualshareholdermeeting.com/WLTH2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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